UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 17, 2008


                             ENERGAS RESOURCES INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                          0-33259                   73-1620724
--------------------         ------------------------------ -------------------
(State or other jurisdiction     (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)

                           800 Northeast 63rd Street,
                          Oklahoma City, Oklahoma 73105
                   -------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (405) 879-1752
                                                       --------------

                                       N/A
                 ----------------------------------------- ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01   Completion of Acquisition or Disposition of Assets

      On January 17, 2008 the Company sold its oil and gas properties in Laurel and Whitley Counties, Kentucky to an unrelated third party. The properties sold consisted of ten producing gas wells, oil and gas leases covering 2,828 gross acres, gas transmission lines, gathering systems, a compressor station and related equipment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 14, 2008.

                                 ENERGAS RESOURCES INC.



                                 By:  /s/ George G. Shaw
                                     -----------------------------------
                                     George G. Shaw, President